Summary of Significant Accounting Policies - Cash and Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Sep. 30, 2020	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Basis of Presentation and Summary of Significant Accounting Policies
Cash and cash equivalents	$ 145,597	$ 90,626		$ 58,524
Restricted		15,500		15,500
Total	$ 145,597	$ 106,126	$ 106,676	$ 74,024	$ 77,445	$ 42,741